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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 2 to the Registration Statement on Form S-3 of our report dated January 28, 2000, included in the Company's Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


/s/ Arthur Andersen LLP


Portland, Oregon
February 29, 2000